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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated May 21, 1998 appearing on page 1 of Wesley Jessen Savings and Retirement Plan (401K and Profit-Sharing Component)'s Annual Report on Form 11-K for the year ended December 31, 1997.



Price Waterhouse LLP
Chicago, Illinois
June 29, 1998